Business Review Day
Overview of Institutional
and Corporate Services
Mike Lafitte
President, Institutional & Corporate Services
Diane Paddison
President, Global Corporate Services—Client Accounts
May 18, 2007
Exhibit 99.3

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Deloitte.

PRICEWATERHOUSECOOPERS

ADP

CERIDIAN

APL Logistics

DHL

CBRE
CB RICHARD ELLIS

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Outsourcing is a Large and Growing Market
1. IDC, 2006
Finance &
Accounting
Human
Resources
Logistics $226 billion, growing by 12%
1
$18.2 billion, growing by 10%
1
$16 billion, growing by 20%
1

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CBRE Provides Outsourced Real Estate Services
Through Two Lines of Business
Facilities Management
Project Management
Transaction Management
Consulting
Property Management
Leasing
Project Management
Marketing & Branding
Tenant Relations
Large occupiers
Corporate
Healthcare
Government
Investors/owners
Offices
Industrial
Retail
Global Corporate
Services Asset Services
Clients
Primary
Services

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How Asset Services/GCS Businesses Work
“Portfolio-wide” services – not limited to individual deals or transactions
Contractual relationships
Multiple services; cross-selling opportunities
Account Management approach
Relationships over years; recurring revenue

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What TCC Brought to Asset Services
Increased portfolio size by 43%
Significant new clients
• Behringer Harvard – 9m s.f.
• Crow Holdings – 7m s.f.
• Kennedy & Associates – 17.5m s.f.
Increased size of existing clients
• ING Clarion – 23m s.f.
• Invesco – 22m s.f.
• TIAA CREF – 29m s.f.
Increased outsourced buying power
New talent of ~1,000 employees

CBRE
@YOUR
SERVICE

TenantConnect
PURCHASING POWER

axis
BUILDING VALUE

CB RICHARD ELLIS
greenergy

CBRE
CB RICHARD ELLIS

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Asset Services Key Differentiators
Tenant Relations
• CBRE @ Your Service
• Industrial Strength
• TenantConnect
Procurement
Global Quality Standards
AXIS Portal
Environmental Sustainability

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Growth in Asset Services
Leverage deal flow from Trammell Crow Company’s Development
Services and CBRE Investors
Seek increased client share in Institutional sector
Grow private label program
Enhanced revenue synergies with Transaction Management

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#1 Provider of Corporate Services
• ~5,000 brokers
worldwide
• $225 billion in
transactions
• 1,800 project
managers
• $3 billion cap ex
• 1.7 billion s.f.
(1)
• 45,000 sites
• $20 billion spend
Facilities
Management
Project
Management
Transaction
Management
Note: 2006 results
(1) Facilities Management includes Asset Services with affiliate/partner offices

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Our Key Corporate Services Differentiators
CBRE
Global coverage
Local market intelligence
Transaction Management
dominance
Proprietary portfolio
management tools
TCC
Industry leading Account Management
Project Management and Facilities
Management dominance
Development expertise
Sophisticated performance
management and customer satisfaction
Legacy long-term client relationships

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GCS Transaction Management
Scope of Services
Global execution of transactions with a portfolio-wide focus
Optimize portfolio commitments against current market
dynamics/opportunities
Lease Administration services
Multiple-transaction focus
What TCC Brought
Account Management approach for TM-only clients
Marketing scale to support selling to middle-market
Proprietary operating “playbook”: best practices, processes, etc.
Enhanced client metrics/benchmarking
Growth Initiatives
Accelerate development of proprietary
portfolio optimization tools
Increase penetration of industrial and
retail clients
Increase support of private equity
buyouts and M&A real estate
consolidations
Partnership with Brokerage to target
middle-market clients

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GCS Project Management
Scope of Services
Full service outsourcing
Program management
One-off integrated Transaction Management/Project
Management
Moves, adds, changes (MAC)
What TCC Brought
24% compound annual revenue growth over last 5 years
Full Project Management platform across U.S. and Canada
Depth of technical expertise for all asset types
Growth Initiatives
Drive Project Management cross-selling
into Brokerage assignments
Deepen non-U.S. platform infrastructure
Grow Project Management headcount

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GCS Facilities Management
Scope of Services
Sourcing and procurement
Operations and maintenance
Energy services
Health, safety, security
Environmental sustainability
What TCC Brought
19% annual growth in square footage under management
over the past three years
1,500 Facility Managers and 2,000 Building Engineers
Network of functional specialists
Enhanced technology and systems
Growth Initiatives
Deploy TCC methodologies to CBRE
Facilities Management clients to increase
scope of relationship
Enhance technology to deliver real time
knowledge/performance
Deepen Asia Pacific and EMEA platform
infrastructure

Dedicated/Variable Account Team

Platform/Support Resources

CBRE
CB RICHARD ELLIS

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Integrated, Account Management Approach
Client CRE
CBRE Alliance
Director
CBRE Executive
Account Leader
Director,
Project Mgmt.
Director,
Transaction Mgmt.
Director,
Portfolio Strategy
Director,
Facilities Mgmt.
PJM Team TM/PLA Team
Strategy Team
Embedded Consultants
FM Team
Functional/Specialty Expertise

Cleveland Clinic

GRAINGER

SIGILLUM CIVITATIS NOVI EBORACI · 1625 ·

PG&E

NORTHROP GRUMMAN

accenture

DHL

lenovo

FedEx Kinko's

INTERNATIONAL MONETARY FUND

WPP

CBRE
CB RICHARD ELLIS

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The McGraw-Hill Companies

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CBRE
CB RICHARD ELLIS

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Case Study: The Perfect Fit
Project Management
Facilities Management
Transaction Management
International
Project Management
Facilities Management
Transaction Management
U.S.
Combined
2007
CBRE
2003
TCC
2002

Bank of America Higher Standards

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CBRE
CB RICHARD ELLIS

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Case Study: Cross-Selling
1997 1995
45m s.f. 38m s.f. 7m s.f. Portfolio
Engineering
Project Management
Transaction
Management
Property Management
2007 2001 1993

EDS

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CBRE
CB RICHARD ELLIS

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Case Study: Geographic Expansion
23m s.f. 7m s.f. Portfolio
Project Management
Facilities Management
Transaction Management
Asia Pacific, EMEA
Project Management
Facilities Management
Transaction Management
Americas
2007 2001

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Growth in Global Corporate Services
Put the client first - always
Drive execution and client satisfaction through account
management
Deliver best in class service expertise
Win, keep, grow – Bill Concannon